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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

                                MAY 14, 2001

              Date of Report (Date of Earliest Event Reported)

                      EYE CARE CENTERS OF AMERICA, INC.

           (Exact Name of Registrant as Specified in its Charter)

                            TEXAS 33-70572 74-2337775

                     (State of (Commission (IRS Employer

               Incorporation) File Number) Identification No.)

                                11103 WEST AVENUE

                          SAN ANTONIO, TEXAS 78213

             (Address of Principal Executive Offices) (Zip Code)

                               (210) 340-3531

            (Registrant's telephone number, including area code)

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                              ITEM 5. OTHER EVENTS.

On May 14, 2001, Eye Care Centers of America, Inc. filed a press release to announce its first quarter 2001 results of operations. The Company's next conference call will be held at the end of the second quarter 2001, tentatively scheduled for mid-August.



(c) Exhibits:

      99.1  Press release dated May 14, 2001







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                    EYE CARE CENTERS OF AMERICA, INC.




MAY 21, 2001                        /s/ ALAN E. WILEY
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Dated                               Executive Vice President and
                                    Chief Financial Officer